EXHIBIT 17


                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Shares of Wendy's International, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 11th day of February 2008.


                            TRIAN PARTNERS GP, L.P.


                            By: /s/ Edward P. Garden
                               -------------------------------------------------
                            Name:  Edward P. Garden
                            Title: Member



                            TRIAN PARTNERS GENERAL PARTNER, LLC


                            By: /s/ Edward P. Garden
                               -------------------------------------------------
                            Name:  Edward P. Garden
                            Title: Member



                            TRIAN PARTNERS, L.P.

                            By: Trian Partners GP, L.P., its general partner

                            By: Trian Partners General Partner, LLC, its general partner


                            By: /s/ Edward P. Garden
                               -------------------------------------------------
                            Name:  Edward P. Garden
                            Title: Member



                            TRIAN PARTNERS MASTER FUND, L.P.

                            By: Trian Partners GP, L.P., its general partner

                            By: Trian Partners General Partner, LLC, its general
                                partner


                            By: /s/ Edward P. Garden
                               -------------------------------------------------
                            Name:  Edward P. Garden
                            Title: Member

                            TRIAN PARTNERS MASTER FUND (NON-ERISA), L.P.

                            By: Trian Partners GP, L.P., its general partner

                            By: Trian Partners General Partner, LLC, its general
                                partner

                            By: /s/ Edward P. Garden
                               -------------------------------------------------
                            Name:  Edward P. Garden
                            Title: Member



                            TRIAN PARTNERS PARALLEL FUND I, L.P.

                            By: Trian Partners Parallel Fund I General Partner LLC, its general partner


                            By: /s/ Edward P. Garden
                               -------------------------------------------------
                            Name:  Edward P. Garden
                            Title: Member



                            TRIAN PARTNERS PARALLEL FUND I GENERAL PARTNER, LLC


                            By: /s/ Edward P. Garden
                               -------------------------------------------------
                            Name:  Edward P. Garden
                            Title: Member



                            TRIAN PARTNERS PARALLEL FUND II, L.P.

                            By: Trian Partners Parallel Fund II GP, L.P., its general partner

                            By: Trian Partners Parallel Fund II General Partner, LLC, its general partner


                            By: /s/ Edward P. Garden
                               -------------------------------------------------
                            Name:  Edward P. Garden
                            Title: Member

                            TRIAN PARTNERS PARALLEL FUND II GP, L.P.

                            By: Trian Partners Parallel Fund II General Partner, LLC, its general partner


                            By: /s/ Edward P. Garden
                               -------------------------------------------------
                            Name:  Edward P. Garden
                            Title: Member



                            TRIAN PARTNERS PARALLEL FUND II GENERAL PARTNER, LLC


                            By: /s/ Edward P. Garden
                               -------------------------------------------------
                            Name:  Edward P. Garden
                            Title: Member

                            TRIAN FUND MANAGEMENT, L.P.

                            By: Trian Fund Management GP, LLC, its general
                            partner


                            By: /s/ Edward P. Garden
                               -------------------------------------------------
                            Name:  Edward P. Garden
                            Title: Member



                            Trian Fund Management GP, LLC


                            By: /s/ Edward P. Garden
                               -------------------------------------------------
                            Name:  Edward P. Garden
                            Title: Member



                            /s/ Nelson Peltz
                            ----------------------------------------------------
                            NELSON PELTZ



                            /s/ Peter W. May
                            ----------------------------------------------------
                            PETER W. MAY



                            /s/ Edward P. Garden
                            ----------------------------------------------------
                            EDWARD P. GARDEN

                            CASTLERIGG MASTER INVESTMENTS LTD.

                            BY: SANDELL ASSET MANAGEMENT CORP., its investment manager


                            By: /s/ Thomas E. Sandell
                               -------------------------------------------------
                            Name:  Thomas E. Sandell
                            Title: Chief Executive Officer



                            SANDELL ASSET MANAGEMENT CORP.


                            By: /s/ Thomas E. Sandell
                               -------------------------------------------------
                            Name:  Thomas E. Sandell
                            Title: Chief Executive Officer



                            CASTLERIGG INTERNATIONAL LIMITED

                            BY: SANDELL ASSET MANAGEMENT CORP., its investment manager


                            By: /s/ Thomas E. Sandell
                               -------------------------------------------------
                            Name:  Thomas E. Sandell
                            Title: Chief Executive Officer



                            CASTLERIGG INTERNATIONAL HOLDINGS LIMITED

                            BY: SANDELL ASSET MANAGEMENT CORP., its investment manager


                            By: /s/ Thomas E. Sandell
                               -------------------------------------------------
                            Name:  Thomas E. Sandell
                            Title: Chief Executive Officer



                            /s/ Thomas E. Sandell
                            ----------------------------------------------------
                            THOMAS E. SANDELL

                            TRIARC COMPANIES, INC.


                            By: /s/ Nils H. Okeson
                               -------------------------------------------------
                            Name:  Nils H. Okeson
                            Title: General Counsel

                            /s/ Jerry W. Levin
                            ----------------------------------------------------
                            JERRY W. LEVIN



Dated: February 11, 2008